KU6 Transactions	12 Months Ended
Dec. 31, 2010
KU6 Transactions [Abstract]
Ku Six Transactions
3. KU6 TRANSACTIONS
As mentioned above in Note 1, the Company’s ownership in Ku6 went below 50% as a result of the acquisition of Ku6 Holding in January 2010, the Company considered it still maintained effective control of Ku6 as the Company had both the ability to control the operations of Ku6 as well as the ability to regain majority ownership within a short period of time. On June 1, 2010, the Company and Ku6 entered into a transaction as mentioned above and upon consummation of this transaction on August 17, 2010, Hurray Holding was renamed to Ku6 and the Company’s ownership in Ku6 increased to 51.7%. Therefore Ku6 was still consolidated by the Company in 2010.
As a result of the acquisition of Ku6 Holding in January 2010 by issuing an aggregate of 723,684,204 ordinary shares of Ku6, the total purchase consideration is US$27.6 million (equivalent to RMB188.4 million), which equals to the total fair value of ordinary shares issued by Ku6 of US$28.8 million, excluding share based compensation of US$1.3 million relating the incremental value of 44,438,100 ordinary shares issued to replace the options issued by Ku6 Holding before the acquisition. Since the share issuance resulted in increase of net assets of Ku6, the Company accordingly recognized US$4.6 million increase (equivalent to RMB41.0 million) in its economic interests in Ku6. Additionally, as there is a change in the parent’s ownership interest in the subsidiary that has accumulated other comprehensive income, the Company recorded a US$1.4 million (equivalent to RMB9.4 million) decrease of share of accumulated other comprehensive income in Ku6 through a corresponding increase in additional paid-in capital attributable to the Company consistent with the guidance as set forth in ASC810.
From January to August 2010, the further acquired a 5.1% equity interests in Ku6 for a consideration of US$3.4 million (equivalent to RMB23.0 million) and increased its total equity interest in Ku6 from 42.1% to 47.2%. The portion amounting to RMB2.8 million of the cash paid of RMB23.0 million less than the carrying amount of non-controlling interests of RMB25.8 million was recognized as an increase in additional paid in capital attributable to the Company.
On August 17, 2010, the Company transferred its 75% equity interest in online audio business to Ku6 in exchange for 415,384,615 ordinary shares of Ku6 and acquired all of the WVAS and recorded music businesses from Ku6 for US$37.2 million (equivalent to RMB252.9 million) in cash. After the closing of the Restructuring, the Company’s equity interest in Ku6 increased from 47.2% to 51.7%. These transactions are accounted for as common control transactions as Ku6 is considered to be under the control of the Company since Ku6 was acquired by the Company in July 2009. Therefore the transaction is recorded at carryover basis and any difference between the carrying value and the amount received or paid are recorded in shareholders’ equity of Ku6. As a result of the Restructuring, total equity of Ku6 increased by US$13.0 million (equivalent to RMB82.8 million). The Company’s recognized the change in net assets of Ku6 and its economic interests in Ku6 for the adjustment to the carrying amount of non-controlling interests of US$5.7 million (equivalent to RMB38.9 million) through a corresponding decrease in additional paid-in capital attributable to the Company.
As of December 31, 2010, the Company owned approximately 51.60% of the outstanding shares of Ku6. As Ku6’s controlling shareholder, the Company will continue to consolidate Ku6 but will recognize non-controlling interest reflecting shares held by shareholders other than the Company. See Note 4 (2).